Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Affiliated Fund

For the period ended July 31, 2023

Schedule of Investments (unaudited)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.47%

COMMON STOCKS 98.47%

Aerospace & Defense 3.22%
Northrop Grumman Corp.	156,100	$69,464,500
RTX Corp.	1,197,826	105,324,840
Total		174,789,340

Automobiles 1.15%
General Motors Co.	1,620,778	62,189,252

Banks 6.92%
Bank of America Corp.	2,246,700	71,894,400
Bank of Ireland Group PLC(a)	3,846,751	40,586,323
JPMorgan Chase & Co.	1,665,142	263,025,830
Total		375,506,553

Beverages 1.05%
Coca-Cola Co.	923,500	57,192,355

Biotechnology 2.49%
AbbVie, Inc.	905,000	135,369,900

Building Products 1.22%
Johnson Controls International PLC	951,369	66,167,714

Capital Markets 9.72%
Ameriprise Financial, Inc.	230,900	80,457,105
BlackRock, Inc.	86,300	63,762,755
Cboe Global Markets, Inc.	817,933	114,248,881
Charles Schwab Corp.	1,416,180	93,609,498
Morgan Stanley	1,427,700	130,720,212
S&P Global, Inc.	113,486	44,771,362
Total		527,569,813

Commercial Services & Supplies 1.18%
Waste Management, Inc.	392,054	64,214,525

Construction Materials 1.76%
CRH PLC ADR	1,587,644	95,734,933
Investments	Shares	Fair Value
Consumer Staples Distribution & Retail 3.46%
Costco Wholesale Corp.	74,120	$41,556,860
Target Corp.	153,383	20,932,178
Walmart, Inc.	783,700	125,282,282
Total		187,771,320

Electric: Utilities 2.79%
Entergy Corp.	559,238	57,433,742
NextEra Energy, Inc.	1,279,326	93,774,596
Total		151,208,338

Electrical Equipment 1.72%
Eaton Corp. PLC	453,605	93,134,178

Ground Transportation 2.88%
Norfolk Southern Corp.	373,000	87,129,070
Union Pacific Corp.	297,800	69,095,556
Total		156,224,626

Health Care Equipment & Supplies 1.95%
Abbott Laboratories	951,900	105,975,027

Health Care Providers & Services 3.80%
Humana, Inc.	130,325	59,536,370
UnitedHealth Group, Inc.	289,373	146,529,806
Total		206,066,176

Hotels, Restaurants & Leisure 1.12%
Starbucks Corp.	600,912	61,034,632

Household Products 0.78%
Procter & Gamble Co.	270,700	42,310,410

Industrial Conglomerates 1.21%
Honeywell International, Inc.	338,300	65,674,179

Industrial REITS 1.17%
Prologis, Inc.	510,500	63,684,875

Information Technology Services 1.29%
Accenture PLC Class A (Ireland)(b)	221,590	70,099,996

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2023

Investments	Shares	Fair Value
Insurance 4.40%
Chubb Ltd. (Switzerland)(b)	337,700	$69,029,257
Manulife Financial Corp. (Canada)(b)	4,118,606	82,372,120
Marsh & McLennan Cos., Inc.	463,561	87,344,164
Total		238,745,541

Life Sciences Tools & Services 1.66%
Danaher Corp.	352,311	89,860,444

Machinery 3.27%
Parker-Hannifin Corp.	340,530	139,620,705
Stanley Black & Decker, Inc.	378,394	37,563,173
Total		177,183,878

Media 2.47%
Comcast Corp. Class A	2,963,680	134,136,157

Metals & Mining 1.72%
Reliance Steel & Aluminum Co.	318,300	93,217,338

Oil, Gas & Consumable Fuels 8.92%
Cheniere Energy, Inc.	505,597	81,835,930
Chesapeake Energy Corp.	812,028	68,486,442
Chevron Corp.	381,332	62,408,795
Kinder Morgan, Inc.	4,531,870	80,259,418
Marathon Petroleum Corp.	560,900	74,610,918
Shell PLC ADR	1,892,900	116,659,427
Total		484,260,930

Personal Care Products 2.00%
Unilever PLC ADR	2,017,673	108,409,570

Pharmaceuticals 2.26%
Eli Lilly & Co.	228,600	103,910,130
Pfizer, Inc.	516,522	18,625,783
Total		122,535,913
Investments	Shares	Fair Value
Semiconductors & Semiconductor Equipment 7.07%
Broadcom, Inc.	83,794	$75,301,478
Lam Research Corp.	134,500	96,636,905
Micron Technology, Inc.	1,256,111	89,673,764
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	898,877	89,123,655
Texas Instruments, Inc.	182,054	32,769,720
Total		383,505,522

Software 4.36%
Microsoft Corp.	388,984	130,667,505
Roper Technologies, Inc.	215,041	106,025,965
Total		236,693,470

Specialty Retail 4.08%
Home Depot, Inc.	260,500	86,965,320
Lowe’s Cos., Inc.	313,800	73,513,926
Ross Stores, Inc.	532,423	61,036,973
Total		221,516,219

Textiles, Apparel & Luxury Goods 0.63%
LVMH Moet Hennessy Louis Vuitton SE(a)	36,593	33,986,390

Tobacco 1.41%
Philip Morris International, Inc.	767,222	76,507,378

Trading Companies & Distributors 3.34%
Ferguson PLC (United Kingdom)(b)	697,694	112,761,304
United Rentals, Inc.	147,181	68,392,067
Total		181,153,371
Total Common Stocks (cost $4,435,999,835)		5,343,630,263

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2023

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.92%

Repurchase Agreements 1.92%
Repurchase Agreement dated 7/31/2023, 2.800% due 8/1/2023 with Fixed Income Clearing Corp. collateralized by $116,635,900 of U.S. Treasury Note at 2.375% due 5/15/2029; value: $106,581,600; proceeds: $104,499,828 (cost $104,491,701)	$104,491,701	$104,491,701
Total Investments in Securities 100.39% (cost $4,540,491,536)		5,448,121,964
Other Assets and Liabilities – Net (0.39)%		(21,327,488)
Net Assets 100.00%		$5,426,794,476

ADR	American Depositary Receipt.
REITS	Real Estate Investment Trust.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of July 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Textiles, Apparel & Luxury Goods	$–	$33,986,390	$–	$33,986,390
Remaining Industries	5,309,643,873	–	–	5,309,643,873
Short-Term Investments
Repurchase Agreements	–	104,491,701	–	104,491,701
Total	$5,309,643,873	$138,478,091	$–	$5,448,121,964

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recent quoted bid and ask prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2023 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the

Notes to Schedule of Investments (unaudited)(concluded)

next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of July 31, 2023, the Fund did not have any securities on loan.

QPHR-AFF-3Q
(09/23)